VOL 0887 PAGE 802                                                EXHIBIT 10.10

                                 MINERAL DEED

THE STATE OF TEXAS
                                               KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF WASHINGTON

     THAT THE UNDERSIGNED, BRENHAM OIL & GAS, INC., acting by and through the undersigned duly authorized officer, hereinafter referred to as "Grantor", whether one or more, for and in consideration of the sum of TEN DOLLARS ($10.00) cash, and other good and valuable consideration in hand paid by the Grantee, herein named, the receipt and sufficiency of which is hereby fully acknowledged and confessed, has GRANTED, SOLD and CONVEYED, and by these presents does hereby GRANT, SELL and CONVEY unto DANIEL DROR II 1976 TRUST, herein referred to as the "Grantee", whether one or more, all of Grantors interest in and to all oil, gas and other minerals, including royalties, with the specific exception that the Grantor does hereby reserve and maintain the rights to production from the first well only (known as the "EBERLE UNIT 1"), in and under the following described real property, to wit:

     TRACT I:

     All that certain 15.032 acres of land situated in Washington County, Texas out of the E. Gordon Survey, A-49 and being the same tract of land called 15.001 acres in a deed from Guy W. Adriance, et ux to Caroline A. Finch, et vir as recorded in Volume 257, Page 346, Deed Records of Washington County, Texas, more particularly described in Exhibit "A" attached hereto and made a part hereof for all purposes pertinent.

     TRACT II:

     All that certain 9.495 acre tract or parcel of land situated in Washington County, Texas out of the E. Gordon Survey, A-49 and being the same tract of land called 8-4/5 acres of land in a deed dated July 30, 1970 from E.L. Baker, et ux to Hubert Finch, et ux as recorded in Volume 300, Page 555, Deed Records of Washington County, Texas, more particularly described in Exhibit "B" attached hereto and made a part hereof for all purposes pertinent.

     This conveyance, however, is made and accepted subject to any and all restrictions, encumbrances, easements, covenants and conditions, if any, relating to the hereinabove described property as the same are filed for record in the County Clerk's Office of Washington County, Texas.

     TO HAVE AND TO HOLD the above described premises, together with all and singular the rights and appurtenances thereto in anywise belonging unto the said Grantee, Grantee's heirs, executors, administrators, successors and/or assigns, to WARRANT AND FOREVER DEFEND all and singular the said premises unto the said Grantee, Grantee's heirs, executors, administrators, successors and/or assigns, against every person whomsoever claiming or to claim the same or any part thereof, except as to the reservations from and exceptions to conveyance and warranty.

     Current ad valorem taxes on said property having been prorated, the payment thereof is assumed by Grantee.

     EXECUTED on this the 2nd day of December, 1997.

                                       BRENHAM OIL & GAS, INC.

                                       /s/ Daniel Dror II
                                       -----------------------------------
                                       By: Daniel Dror II, President
STATE OF TEXAS
COUNTY OF GALVESTON

     The foregoing instrument was acknowledged before me on the 2nd day of December, 1997 by Daniel Dror II, President for Brenham Oil & Gas, Inc.

                                       /s/ Rebekah S. Laird
                                       -----------------------------------
                                       NOTARY PUBLIC, STATE OF TEXAS

After filing, Mail to:   Brenham Oil & Gas, Inc.
                         601 Hanson Rd.                             [SEAL]
                         Kemah, TX 77565-2701

VOL 0880 PAGE 562

                                 MINERAL DEED

THE STATE OF TEXAS
                                               KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF WASHINGTON

     THAT THE UNDERSIGNED, DANIEL DROR II 1976 TRUST, acting by and through the undersigned duly authorized officer, hereinafter referred to as "Grantor", whether one or more, for and in consideration of the sum of TEN DOLLARS ($10.00) cash, and other good and valuable consideration in hand paid by the Grantee, herein named, the receipt and sufficiency of which is hereby fully acknowledged and confessed, has GRANTED, SOLD and CONVEYED, and by these presents does hereby GRANT, SELL and CONVEY unto BRENHAM OIL AND GAS, INC., herein referred to as the "Grantee", whether one or more, all of Grantors interest in and to all oil, gas and other minerals, including royalties, in and under the following described real property, to wit:

     TRACT I:

     All that certain 15.032 acres of land situated in Washington County, Texas out of the E. Gordon Survey, A-49 and being the same tract of land called 15.001 acres in a deed from Guy W. Adriance, et ux to Caroline A. Finch, et vir as recorded in Volume 257, Page 346, Deed Records of Washington County, Texas, more particularly described in Exhibit "A" attached hereto and made a part hereof for all purposes pertinent.

     TRACT II:

     All that certain 9.495 acre tract or parcel of land situated in Washington County, Texas out of the E. Gordon Survey, A-49 and being the same tract of land called 8-4/5 acres of land in a deed dated July 30, 1970 from E.L. Baker, et ux to Hubert Finch, et ux as recorded in Volume 300, Page 555, Deed Records of Washington County, Texas, more particularly described in Exhibit "B" attached hereto and made a part hereof for all purposes pertinent.

     This conveyance, however, is made and accepted subject to any and all restrictions, encumbrances, easements, covenants and conditions, if any, relating to the hereinabove described property as the same are filed for record in the County Clerk's Office of Washington County, Texas.

     TO HAVE AND TO HOLD the above described premises, together with all and singular the rights and appurtenances thereto in anywise belonging unto the said Grantee, Grantee's heirs, executors, administrators, successors and/or assigns, to WARRANT AND FOREVER DEFEND all and singular the said premises unto the said Grantee, Grantee's heirs, executors, administrators, successors and/or assigns, against every person whomsoever claiming or to claim the same or any part thereof, except as to the reservations from and exceptions to conveyance and warranty.

     Current ad valorem taxes on said property having been prorated, the payment thereof is assumed by Grantee.

     EXECUTED on this the 1st day of December, 1997.

                                       DANIEL DROR II 1976 TRUST

                                       /s/ Daniel Dror
                                       -----------------------------------
                                       By: Daniel Dror, Trustee
STATE OF TEXAS
COUNTY OF GALVESTON

     The foregoing instrument was acknowledged before me on the 1st day of December, 1997, by Daniel Dror, Trustee for Daniel Dror II 1976 Trust.

                                       /s/ Rebekah S. Laird
                                       -----------------------------------
                                       NOTARY PUBLIC, STATE OF TEXAS

After filing,
Mail to:          Brenham Oil & Gas, Inc.
                  601 Hanson Rd.                                       [SEAL]
                  Kemah, TX 77565-2701

                                                             VOL 0880 PAGE 563

                Muzzy - Pledger & Associates, Inc. - Land Surveying J.E. Pledger & Associates - Consulting Engineering

H. B. FINCH
15.032 ACRE TRACT

ALL THAT TRACT OR PARCEL OF LAND situate in Washington County, Texas out of the E. Gordon Survey A-49 and being the same tract of land called 15.001 acres in a deed from Guy W. Adriance, et ux to Caroline A. Finch, et vir as recorded in Volume 257, Page 346 of the Washington County Deed Records, more particularly described as follows:

BEGINNING at an old iron pin and fence corner lying in the Southwest line of County Road #46 at the Northmost corner of the original tract called
     15.001 acres;

THENCE S 44DEG 04' 13" E, 554.78 ft. with the Southwest line of County Road
     #46 to a gate post;

THENCE S 44DEG 20' 54" E, 260.45 ft. with said County Road line to a fence line angle;

THENCE S 9DEG 03' 20" E, 15.06 ft. to a fence line angle in the Northwest line of County Road #30;

THENCE S 43DEG 21' W, 510.29 ft. with the Northwest line of County Road #30, as fenced, to a fence corner intersection;

THENCE S 43DEG 08' 29" W, 270.81 ft. with said County Road line to a set iron pin and tree fence corner;

THENCE N 43DEG 44' 51" W, 841.02 ft. to an old iron pin and fence corner marking the Westmost corner of the original tract;

THENCE N 44DEG 16' 09" E, 783.23 ft. with the Northwest line of the original tract to the PLACE OF BEGINNING and containing 15.032 acres of land.

July 30, 1980
W. O. #6946

John E. Pledger, III                 [SEAL]
Registered Public Surveyor #2183                   /s/ John E. Pledger, III

                                    EXHIBIT A

VOL 0880 PAGE 564

                Muzzy - Pledger & Associates, Inc. - Land Surveying J.E. Pledger & Associates - Consulting Engineering

H. B. FINCH
9.495 ACRE TRACT

ALL THAT TRACT OR PARCEL OF LAND situate in Washington County, Texas out of the E. Gordon Survey A-49 and being the same tract of land called 8-4/5 acres of land in a deed dated July 30, 1970 from E. L. Baker, et ux to Hubert B. Finch, et ux as recorded in Volume 300, Page 555 of the Washington County Deed Records, more particularly described as follows:

BEGINNING at an old iron pin and fence corner lying in the Southeast line of the W. J. Schmidt Tract at the Northmost corner of the original tract called 8-4/5 acres;

THENCE S 37DEG 46' 43" E, 316.69 ft. with the Northeast line of the original tract, same being the Southwest line of a private road, to a set iron pin and fence corner lying in the Northwest line of County Road #30;

THENCE S 48DEG 19' 09" W, 396.57 ft. with the Northwest line of County Road
     #30 to a fence line angle;

THENCE S 44DEG 45' 52" W, 720.27 ft. with said line to a fence line angle;

THENCE S 88DEG 00' 15" W, 16.08 ft. to a fence line angle lying in the Northeast line of County Road #46;

THENCE 46DEG 09' 49" W, 226.67 ft. with said County Road line to a fence line angle and gate post;

THENCE N 42DEG 47' 40" W, 32.52 ft. to a gate post and fence line angle;

THENCE N 43DEG 36' 48" W, 148.13 ft. with the Northeast line of County Road
     #46 to a set iron pin and fence corner at the Southwest corner of the
     W. J. Schmidt Tract;

July 30, 1980
W. O. #6946

                                   EXHIBIT B

                                                             VOL 0880 PAGE 565
H. B. FINCH
9.495 ACRE TRACT (Cont.)

THENCE N 51DEG 03' 45" E, 1174.07 ft. with the Southeast line of the W. J.
     Schmidt Tract, as fenced, to the PLACE OF BEGINNING and containing 9.495 acres of land.

July 30, 1980
W. O. #6946

John E. Pledger, III                 [SEAL]
Registered Public Surveyor #2183                     /s/ John E. Pledger, III

Page 2 of 2

                                     [SEAL]